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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 19, 1998
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                      Buttrey Food and Drug Stores Company
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             (Exact name of registrant as specified in its charter)



    Delaware                           0-19802                   81-0466189
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(State or other                     (Commission               (I.R.S. Employer
 jurisdiction                       File Number)             Identification No.)
of incorporation)


601 6th Street, S.W.     Great Falls, Montana                59404
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               (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code   (406) 761-3401
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                                      N/A
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         (Former name or former address, if changed since last report.)

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ITEM 1(b).     CHANGES IN CONTROL OF REGISTRANT.

          Pursuant to an Agreement and Plan of Merger (a copy of which is submitted herewith as Exhibit 2.1) dated as of January 19, 1998 (the "Merger
                      -----------
Agreement"), among Buttrey Food and Drug Stores Company ("Buttrey"), Albertson's, Inc. ("Albertson's") and Locomotive Acquisition Corp. ("Locomotive"), Locomotive (a wholly-owned subsidiary of Albertson's) will make a cash tender offer of Fifteen Dollars and Fifty Cents ($15.50) per share to acquire all the outstanding shares of common stock of Buttrey (the "Offer"). Upon consummation of the Offer, Locomotive will be merged into Buttrey and, as a result, Buttrey will become a wholly owned subsidiary of Albertson's.

          Pursuant to a Tender and Option Agreement (a copy of which is submitted herewith as Exhibit 2.2) dated as of January 19, 1998 (the
                      -----------
"Stockholder Agreement"), among Albertson's, Locomotive and FS Equity Partners II, L.P. (the "Stockholder"), Stockholder has agreed to tender in the Offer all Shares held by such Stockholder. In addition to the foregoing, the Stockholder Agreement gives Albertson's the option (the "Option") to acquire all shares held by the Stockholder at the time of exercise at the tender offer share price. The Option is exercisable, in whole only, upon the occurrence of certain events, including the termination of the Merger Agreement under certain circumstances. If such an event were to occur and the Option were exercised, Albertson's would acquire approximately 50.8% of the currently outstanding voting securities of Buttrey.

          The tender offer and merger are subject to the terms and conditions set forth in the Merger Agreement and should be referred to for a more complete statement thereof.

          Attached as Exhibit 20.1 is the press release issued by Buttrey with
                      ------------
respect to the transactions described above, dated January 20, 1998, which is hereby incorporated by reference herein.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BUTTREY FOOD AND DRUG STORES COMPANY


Dated:  January 22, 1998            By:  /s/ Wayne S. Peterson
                                         -------------------------
                                         Wayne S. Peterson
                                         Senior Vice President,
                                         Chief Financial Officer
                                         and Secretary



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                                 EXHIBIT INDEX

                 Description of
Exhibit          Exhibit
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  2.1            Agreement and Plan of Merger dated
                 January 19, 1998 by and among Albertson's
                 Inc., a Delaware corporation ("Albertson's"),
                 Locomotive Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Albertson's ("Locomotive") and Buttrey
                 Food and Drug Stores Company, a Delaware corporation.

  2.2            Tender and Option Agreement dated January
                 19, 1998 by and among Albertson's,
                 Locomotive and FS Equity Partners II, L.P.

  20.1           Press release, dated January 20, 1998.

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